Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401

Supplement dated June 11, 2021
to the
Performance Trust Strategic Bond Fund and
Performance Trust Municipal Bond Fund (together, the “Funds”)
Statement of Additional Information (“SAI”)
dated December 29, 2020

This supplement makes the following amendment to disclosures in the Funds’ SAI dated December 29, 2020:

On May 25, 2021, the Board of Trustees (the “Board”) of Trust for Professional Managers (the “Trust”) accepted the resignation of Jonas B. Siegel from his role as a Trustee of the Board. In connection with Mr. Siegel’s retirement, all references and information relating to Mr. Siegel in the Funds’ SAI are hereby removed.

Please retain this supplement with your SAI